UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 22, 2016

ASHLAND GLOBAL HOLDINGS INC.	ASHLAND LLC
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Delaware	Kentucky
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

333-211719	1-32532
(Commission File Number)	(Commission File Number)

81-2587835	20-0865835
(IRS Employer Identification No.)	(IRS Employer Identification No.)

50 E. RiverCenter Boulevard Covington, KY 41011	50 E. RiverCenter Boulevard Covington, KY 41011
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)

(859) 815-3333	(859) 815-3333
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Ashland Global Holdings Inc. (“Ashland”) and Valvoline Inc. (“Valvoline”) today announced the pricing of Valvoline’s initial public offering of 30,000,000 shares of Valvoline’s common stock (the “IPO”) at a price to the public of $22.00 per share. In addition, Valvoline has granted the underwriters an option to purchase up to an additional 4,500,000 shares of its common stock to cover over-allotments, if any. After the completion of the offering, Ashland will own 170,000,000 shares of Valvoline’s common stock, representing 85% of the total outstanding shares of Valvoline’s common stock (or approximately 83% if the underwriters exercise their over-allotment option in full). Valvoline’s common stock has been approved for listing on the New York Stock Exchange under the symbol “VVV” and is expected to begin trading on September 23, 2016. The offering is expected to close on September 28, 2016, subject to the satisfaction or waiver of customary closing conditions.

A registration statement on Form S-1 relating to these securities has been filed with, and declared effective by, the Securities and Exchange Commission (“SEC”). The IPO is being made only by means of a prospectus forming part of the effective registration statement.

A copy of the news release announcing the pricing of the IPO is hereby incorporated by reference and attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

99.1	News Release announcing the pricing of the IPO dated September 22, 2016.

Forward-Looking Statements

This Form 8-K contains forward-looking statements. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology. These forward-looking statements include statements relating to the pricing of the initial public offering of 30,000,000 shares of common stock of Valvoline (the “IPO”), a proposed grant to the underwriters of the IPO of a related over-allotment option and potential offers and sales of securities in connection with the IPO. In addition, Ashland and Valvoline may from time to time make forward-looking statements in their annual reports, quarterly reports and other filings with the SEC, news releases and other written and oral communications. These forward-looking statements are based on Ashland’s and Valvoline’s expectations and assumptions, as of the date such statements are made regarding Ashland’s and Valvoline’s future operating performance and financial condition, including the proposed separation of Ashland’s specialty chemicals business and Valvoline, the proposed IPO of Valvoline, the expected timetable for completing the IPO and the separation, the future financial and operating performance of each company, strategic and competitive advantages of each company, the leadership of each company, and future opportunities for each company, as well as the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: the possibility that the proposed IPO or separation will not be consummated within the anticipated time period or at all, including as the result of regulatory, market or other factors; the potential for disruption to Ashland’s business in connection with the proposed IPO, Ashland’s reorganization under a new holding company or separation; the potential that the new Ashland and Valvoline do not realize all of the expected benefits of the proposed IPO, new holding company reorganization or separation or obtain the expected credit ratings following the proposed IPO, new holding company reorganization or separation; Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); the impact of acquisitions and/or divestitures Ashland has made or may make (including the possibility that Ashland may not realize the anticipated benefits from such transactions); and severe weather, natural disasters, and legal proceedings and claims (including environmental and asbestos matters). Valvoline’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: its substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Valvoline’s future cash flows, results of operations, financial condition and its ability to repay debt) and other liabilities; the strength of its reputation and brand; demand for its products and services; sales growth in emerging markets; the prices and margins of its products and services; its ability to develop and successfully market new products and implement its digital platforms; its ability to retain its largest customers; potential product liability claims; achievement of the expected benefits of the proposed IPO or separation; operating as a standalone public company; its ongoing relationship with Ashland; the impact of acquisitions and/or divestitures Valvoline has made or may make (including the possibility that it may not realize the anticipated benefits from such transactions); and severe weather, natural disasters, and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland and Valvoline that are described in Ashland’s most recent Form 10-K and its Form 10-Q for the quarterly period ended March 31, 2016 (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov and in Valvoline’s Registration Statement on Form S-1, as amended from time to time, under the caption “Risk Factors,” filed with the SEC and available on the SEC’s website at http://www.sec.gov. Ashland and Valvoline believe their expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland and Valvoline undertake no obligation to update any forward-looking statements made in this news release whether as a result of new information, future event or otherwise. Information on Ashland’s or Valvoline’s website is not incorporated into or a part of this Form 8-K.

Non-solicitation

This Form 8-K shall not constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND GLOBAL HOLDINGS INC.
(Registrant)

September 22, 2016	/s/ Peter J. Ganz
Peter J. Ganz
Senior Vice President, General Counsel and Secretary

ASHLAND LLC
(Registrant)

/s/ Peter J. Ganz
Peter J. Ganz
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description

99.1	News Release announcing the pricing of the IPO dated September 22, 2016.